CONSENT OF INDEPENDENT AUDITORS



We consent to the use in Form S-8 of our report dated September 10, 1998 accompanying the financial statements of HYTK Industries, Inc. for the years ended May 31, 1998 and 1997.


January 7, 1999



Sellers & Associates